                              LETTER OF TRANSMITTAL

                     TO ACCOMPANY SHARES OF COMMON STOCK OF

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 5, 2001


    THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON TUESDAY, DECEMBER 4, 2001, UNLESS THE OFFER IS EXTENDED


                        THE DEPOSITARY FOR OUR OFFER IS:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            REORGANIZATION DEPARTMENT


      BY OVERNIGHT DELIVERY OR
          BY HAND DELIVERY:                       EXPRESS MAIL:                     BY FIRST CLASS MAIL:
    Continental Stock Transfer &          Continental Stock Transfer &          Continental Stock Transfer &
            Trust Company                         Trust Company                         Trust Company
             2 Broadway                            2 Broadway                            2 Broadway
             19th Floor                            19th Floor                            19th Floor
         New York, NY 10004                     New York, NY 10004                   New York, NY 10004

     AFTER NOVEMBER 19, 2001, ALL DELIVERIES AND MAIL SHOULD BE DIRECTED TO:
                   Continental Stock Transfer & Trust Company
                            Reorganization Department
                                17 Battery Place
                                    8th Floor
                               New York, NY 10004
YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO US, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.


Name(s) and Address(es) of Registered Holder(s):
Shares Tendered for Certificates Enclosed*
(Please fill in Exactly as Name(s) Appear(s) on Certificate(s))
(Attach Additional List If Necessary)

Total Number of Shares  Number of Shares
Certificate Number(s) Represented by Certificate(s)
Tendered**




                                                               Total Shares

Please complete the section "Designation" if you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration.*/***
 * Need NOT be completed by shareholders who tender shares by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See Instruction 4.
 *** Completion of such section is optional. See Instruction 9.


                                   DESIGNATION

      If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.


         ORDER                      CERTIFICATE NUMBER
1st
2nd
3rd
4th
5th
6th
7th

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this letter of transmittal only if:

         o You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

         o You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an agent's message (as defined in Instruction 2).

      If you want to tender your shares into our offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.


                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

      M CHECK HERE IF ANY CERTIFICATE EVIDENCING THE SHARES YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAS BEEN LOST, STOLEN, DESTROYED OR MUTILATED. IF SO, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. A BOND MAY BE REQUIRED TO BE POSTED BY YOU TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE RECIRCULATED. PLEASE CALL CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS THE TRANSFER AGENT FOR THE SHARES, AT (212) 509-4000, EXT. 535 TO OBTAIN AN AFFIDAVIT OF LOSS, FOR FURTHER INSTRUCTIONS AND FOR A DETERMINATION AS TO WHETHER YOU WILL NEED TO POST A BOND. SEE INSTRUCTION 15.

      M CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution:

      Account Number:

      Transaction Code Number:

      M CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Owner(s):

      Date of Execution of Notice of Guaranteed Delivery:

      Name of Institution that Guaranteed Delivery:

      Account Number:


                        PRICE AT WHICH YOU ARE TENDERING
                               (SEE INSTRUCTION 5)

      YOU MUST CHECK ONE BOX AND ONLY ONE BOX IF YOU WANT TO TENDER YOUR SHARES. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, YOUR SHARES WILL NOT BE PROPERLY TENDERED.

SHARES TENDERED AT A PRICE DETERMINED BY YOU:

      By checking one of the following boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO OUR OFFER," you are tendering shares at the price checked. This action would result in none of your shares being purchased if the purchase price selected by Bogen for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

M     $2.50
M     $2.60
M     $2.70
M     $2.80
M     $2.90
M     $3.00

OR

SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO OUR OFFER:

      M By checking THIS ONE BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, you are tendering shares and are willing to accept the purchase price selected by Bogen in accordance with the terms of our offer. This action will maximize the chance of having Bogen purchase your shares (subject to the possibility of proration). Note that this could result in your receiving a price per share as low as $2.50.


                                    ODD LOTS
                               (SEE INSTRUCTION 8)

Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

      M is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

      M is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 16)

You may condition your tender of shares on our purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the offer to purchase. Unless the minimum number of shares you indicate below is purchased by us in our offer, none of the shares you tender will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

      M The minimum number of shares that must be purchased, if any are
      purchased, is             shares.
                    ------------

If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

      M The tendered shares represent all shares held by me.


                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 10)

   Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer facility to be credited to an account other than the one designated earlier.
   Mail:    M Check
            M Certificate to:
   Name:
                                 (Please Print)
   Address:

                               (Include Zip Code)

                 (Tax Identification or Social Security Number)

   M Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

   Account No.:
                -----------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 10)

   Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, where such shares and check are to be issued in your name, to be mailed or sent to someone other than you or to you at an address other than the one shown above.

   Mail:    M Check
            M Certificate to:
   Name:
                                 (Please Print)
   Address:

                               (Include Zip Code)

                 (Tax Identification or Social Security Number)

      We have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.


           NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
                      "IMPORTANT--SHAREHOLDERS SIGN HERE""


                       IF YOU WANT TO TENDER YOUR SHARES,
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


To Continental Stock Transfer & Trust Company:

      The undersigned hereby tenders to Bogen Communications International, Inc., a Delaware corporation, the above-described shares of Bogen common stock, $0.001 par value per share, at the price per share indicated in this letter of transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated November 5, 2001, receipt of which is hereby acknowledged, and in this letter of transmittal which, together with the offer to purchase, as amended or supplemented from time to time, together constitute the offer.

      Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Bogen all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the offer to or upon the order of Bogen and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Bogen, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

           1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Bogen upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

2. present certificates for the shares for cancellation and transfer on Bogen's books; and
3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer. The undersigned covenants, represents and warrants to Bogen that:

           1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, Bogen will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

           2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

           3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Bogen to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

           4. the undersigned agrees to all of the terms of the offer.

      The undersigned understands that Bogen's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Bogen upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Bogen pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

      The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

      The undersigned understands that Bogen will determine a single per share price, not greater than $3.00 nor less than $2.50, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Bogen will select the lowest purchase price that will enable it to buy 1,500,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not properly withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices equal to or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer, proration and conditional tender provisions described in the offer to purchase. Shares tendered at prices in excess of the purchase price that is selected by Bogen and shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

      The undersigned recognizes that under the circumstances set forth in the offer to purchase, Bogen may terminate or amend the offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Bogen has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Bogen does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

      The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

      All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.


                                   DESIGNATION

      If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.


         ORDER                      CERTIFICATE NUMBER
1st
2nd
3rd
4th
5th
6th
7th

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this letter of transmittal only if:

         o You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

         o You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an agent's message (as defined in Instruction 2).

      If you want to tender your shares into our offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.


                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

      M CHECK HERE IF ANY CERTIFICATE EVIDENCING THE SHARES YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAS BEEN LOST, STOLEN, DESTROYED OR MUTILATED. IF SO, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. A BOND MAY BE REQUIRED TO BE POSTED BY YOU TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE RECIRCULATED. PLEASE CALL CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS THE TRANSFER AGENT FOR THE SHARES, AT (212) 509-4000, EXT. 535 TO OBTAIN AN AFFIDAVIT OF LOSS, FOR FURTHER INSTRUCTIONS AND FOR A DETERMINATION AS TO WHETHER YOU WILL NEED TO POST A BOND. SEE INSTRUCTION 15.

      M CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution:

      Account Number:

      Transaction Code Number:

      M CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Owner(s):

      Date of Execution of Notice of Guaranteed Delivery:

      Name of Institution that Guaranteed Delivery:

      Account Number:


                        PRICE AT WHICH YOU ARE TENDERING
                               (SEE INSTRUCTION 5)

      YOU MUST CHECK ONE BOX AND ONLY ONE BOX IF YOU WANT TO TENDER YOUR SHARES. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, YOUR SHARES WILL NOT BE PROPERLY TENDERED.

SHARES TENDERED AT A PRICE DETERMINED BY YOU:

      By checking one of the following boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT A

PRICE DETERMINED PURSUANT TO OUR OFFER," you are tendering shares at the price checked. This action would result in none of your shares being purchased if the purchase price selected by Bogen for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

M     $2.50
M     $2.60
M     $2.70
M     $2.80
M     $2.90
M     $3.00
OR

SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO OUR OFFER:

      M By checking THIS ONE BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, you are tendering shares and are willing to accept the purchase price selected by Bogen in accordance with the terms of our offer. This action will maximize the chance of having Bogen purchase your shares (subject to the possibility of proration). Note that this could result in your receiving a price per share as low as $2.50.


                                    ODD LOTS
                               (SEE INSTRUCTION 8)

Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

      M is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

      M is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.


                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 16)

You may condition your tender of shares on our purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the offer to purchase. Unless the minimum number of shares you indicate below is purchased by us in our offer, none of the shares you tender will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

      M The minimum number of shares that must be purchased, if any are
purchased, is             shares.
              ------------

If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

      M The tendered shares represent all shares held by me.

      We have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.


                                    IMPORTANT
                             SHAREHOLDERS SIGN HERE
          (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)

      (The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 6.)


                             (SIGNATURE OF OWNER(S))
      Name(s)

                                 (PLEASE PRINT)
      Dated:                                                          , 2001
             ---------------------------------------------------------
      Capacity (full title)
      Address

                               (INCLUDE ZIP CODE)

      Daytime Area Code and Telephone Number

      Tax Identification or Social Security Number
                                                 (SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
      Authorized Signature
      Name
                                 (PLEASE PRINT)
      Title
      Name of Firm
      Address

                               (INCLUDE ZIP CODE)
      Area Code and Telephone Number
      Dated:                                                          , 2001

   SUBSTITUTE
   FORM W-9
  Part I--TAXPAYER INDENTIFICATION NUMBER--FOR ALL ACCOUNTS, ENTER TAXPAYER INDENTIFICATION NUMBER AT BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. Note: If the account is in more than one name, see the chart in the enclosed guidelines to determine which number to give the payer.





   DEPARTMENT OF THE TREASURY

  Part II--Check the box if you are exempt from back up withholding (see enclosed guidelines). M
                             Social Security Number
                                       or
                         Employer Identification Number

                            -------------------------
   INTERNAL REVENUE SERVICE
   PAYER'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER (TIN)
  Part III: CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien). Certification Instruction--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest of dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed guidelines.)


  Signature:                                  Date:
             ---------------------------------       -----------











NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.
                     AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the depositary within sixty (60) days, the depositary is required to withhold 30.5% of all cash payments made to me thereafter until I provide a number.
  Signature:                                         Date:                , 2001
             ---------------------------------------       ---------------
  Name (Please Print):
                       ---------------------------------
  Address (Please Print):
                         -------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER

      1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

         o this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case, payment and delivery will not be made to the holder; or

         o the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, EITHER (1) OR (2) below must happen:

           (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date our offer expires:

              o either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction, and

              o either (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, and

              o   any other documents required by this letter of transmittal.

           (2) You must comply with the guaranteed delivery procedure set forth below.

      BOOK-ENTRY DELIVERY. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

      AGENT'S MESSAGE. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

      GUARANTEED DELIVERY. If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

         o the tender is made by or through an eligible guarantor institution;

         o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

         o all of the following are received by the depositary within three Nasdaq trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

              o either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2;

              o either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer; and

              o    any other documents required by this letter of transmittal.

      The method of delivering all documents, including share certificates, this letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

      Except as specifically permitted by Section 6 of the offer to purchase, we will not accept any alternative, conditional or contingent tenders, nor will we purchase any fractional shares, except as expressly provided in the offer to purchase. All tendering shareholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

      3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

      4. PARTIAL TENDERS AND UNPURCHASED SHARES. (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

      If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

      5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. If you want to tender your shares, you must properly complete the pricing section of this letter of transmittal, which is called "Price at Which You Are Tendering." You must check one box in the pricing section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at more than one price, you must complete a separate letter of transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the offer to purchase.

      6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; EXACT SIGNATURE. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      JOINT HOLDERS. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

      DIFFERENT NAMES ON CERTIFICATES. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

      ENDORSEMENTS. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

      If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

      SIGNATURES OF FIDUCIARIES. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

      7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. We will pay any stock transfer taxes payable on the transfer to us of shares purchased pursuant to our offer. If, however,

         o payment of the purchase price is to be made to any person other than the registered holder(s);

         o shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

         o certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

      8. ODD LOTS. As described in Section 1 of the offer to purchase, if we are to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, we may elect that the shares purchased first consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

      9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the offer to purchase, shareholders can designate in the "Designation" box of this letter of transmittal the order in which they wish to have their shares purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the offer to purchase.

      10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

      11. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by us in our sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder. Our interpretation of the terms of the offer (including these instructions) will be final and binding on all parties.

No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by us. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, we determine. None of we, the depositary, the information agent or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any notice.

      12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for additional copies of the offer to purchase, this letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth the back page of the offer to purchase and set forth below.

      13. SUBSTITUTE FORM W-9 AND FORM W-8. To prevent backup federal income tax withholding equal to 30.5% of the gross payments payable pursuant to the offer, each shareholder who does not otherwise establish an exemption from backup withholding must notify the depositary of that shareholder's correct taxpayer identification number (or certify that that taxpayer is awaiting a taxpayer identification number) and provide various other information by completing, under penalties of perjury, the Substitute Form W-9 included in this letter of transmittal. Non-corporate foreign shareholders should generally complete and sign an appropriate Form W-8 and, in the case of some foreign entities, including various partnerships, trusts and estates, should generally also submit a complete and signed Form W-8 or Form W-9, as appropriate, with respect to its partners, members, beneficiaries or owners (and their beneficial owners), in order to avoid backup withholding. Copies of these forms may be obtained from the depositary. As more fully described below in Instruction 14, in the case of a foreign shareholder, even if that shareholder has provided the required certification to avoid backup withholding, the depositary will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

      14. WITHHOLDING ON FOREIGN SHAREHOLDERS. The depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless we and the depositary determine that (i) a reduced rate of withholding is available pursuant to a tax treaty or (ii) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of the income or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN with respect to that foreign shareholder and, in the case of a foreign shareholder that is neither an individual nor a corporation, that foreign shareholder may be required to deliver both an IRS Form W-8IMY and an appropriate IRS Form W-8 or W-9 with respect to partners, members, beneficiaries or owners (and their beneficial owners) of that foreign shareholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8ECI. We and the depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8IMY, IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance thereon is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if that shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the offer to purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.

      15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Continental Stock Transfer & Trust Company, the transfer agent for our shares, at (212) 509-4000, ext. 535, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Continental Stock Transfer & Trust Company immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

      16. CONDITIONAL TENDERS. As described in Section 6 of the offer to purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

      If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box captioned "Conditional Tender" in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

      As discussed in Section 6 of the offer to purchase, proration may affect whether we accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, we will limit our purchase in each case to the designated minimum number of shares.

      All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

      The conditional tender alternative is made available so that a shareholder may seek to structure our purchase of shares in our offer from the shareholder in a manner that the sale will be treated as a sale of those shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.



                                156 Fifth Avenue
                            New York, New York 10010
                           PROXY@MACKENZIEPARTNERS.COM
                           ---------------------------
                          (212) 929-5500 (call collect)
                                       or
                            TOLL-FREE (800) 322-2885